Exhibit 24

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 21, 2012

Signature: /s/ Charles A. Ratner
Printed Name: Charles A. Ratner
Title: Director and Chairman of the Board

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 28, 2012

Signature: /s/ James A. Ratner
Printed Name: James A. Ratner
Title: Director and Executive Vice President

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 27, 2012

Signature: /s/ Ronald A. Ratner
Printed Name: Ronald A. Ratner
Title: Director and Executive Vice President

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 23, 2012

Signature: /s/ Brian J. Ratner
Printed Name: Brian J. Ratner
Title: Director and Executive Vice President

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 29, 2012

Signature: /s/ Bruce C. Ratner
Printed Name: Bruce C. Ratner
Title: Director and Executive Vice President

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 23, 2012

Signature: /s/ Deborah Ratner Salzberg
Printed Name: Deborah Ratner Salzberg
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 24, 2012

Signature: /s/ Michael P. Esposito, Jr.
Printed Name: Michael P. Esposito, Jr.
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 27, 2012

Signature: /s/ Scott S. Cowen
Printed Name: Scott S. Cowen
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 27, 2012

Signature: /s/ Arthur F. Anton
Printed Name: Arthur F. Anton
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 24, 2012

Signature: /s/ Joan K. Shafran
Printed Name: Joan K. Shafran
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 28, 2012

Signature: /s/ Louis Stokes
Printed Name: Louis Stokes
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 23, 2012

Signature: /s/ Stan Ross
Printed Name: Stan Ross
Title: Director

DIRECTOR AND/OR OFFICER OF

FOREST CITY ENTERPRISES, INC.

FORM 10-K

POWER OF ATTORNEY

The undersigned Director and/or Officer of Forest City Enterprises, Inc., an Ohio corporation (the “Corporation”), hereby constitutes and appoints David J. LaRue, with full power of substitution and resubstitution, as attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Exchange Act of 1934 an Annual Report on Form 10-K for the fiscal year ended January 31, 2012 and any and all amendments thereto, to be filed with the Securities and Exchange Commission pertaining to such filing, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorney and any such substitute.

EXECUTED as of February 27, 2012

Signature: /s/ Deborah L. Harmon
Printed Name: Deborah L. Harmon
Title: Director